                                                                 EXHIBIT (b)(21)


                                Appendix II to


                     FAIRNESS OPINION PRESENTATION TO THE
                SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF
                             STAR GAS CORPORATION


               Analyses performed under 15-year weather scenario
                              Changed Pages Only


                                 CONFIDENTIAL


                           A.G.EDWARDS & SONS, INC.
                              INVESTMENT BANKING


                               February 10, 1999

TABLE OF CONTENTS

Please note: Appendix II follows the same page numbering format as Appendix I and contains only those pages that changed as a result of performing the analyses under the 15-year weather scenario. Appendix II should be read in conjunction with Appendix I.

                                                                         Section
                                                                         -------
Overview of Petroleum Heat and Power Co., Inc.........................     A
Overview of Star Gas Partners, L.P....................................     B
Pro Forma Merger Analysis.............................................     E
Relative Contribution Analysis........................................     G
Discounted Cash Flow Analysis.........................................     H
Comparable Transactions Analysis......................................     I
Public Partnership Analysis...........................................     J
Pro Forma Model.......................................................     K

OVERVIEW OF PETRO
EBITDA PROJECTIONS
($ in thousands)

-------------------------------------------------------------------------------------------
                                                                 PROJECTED
                                             ----------------------------------------------
             ACTUAL   ACTUAL     NORMALIZED     ADJUSTED FOR
            LTM 9/98   1998         1998         ACTUAL 1999   2000     2001     2002
          ---------------------------------------------------------------------------------
EBITDA       $34,929    $30,612    $44,749        $43,475      $45,978   $48,375  $50,509

-------------------------------------------------------------------------------------------

MAJOR ASSUMPTIONS FOR 1999 - 2002
---------------------------------

[_]  15 Year Weather

[_]  Flat Attrition.

[_] $15 million in 1999 and $30 million in 2000 to 2002 of acquisitions at 4.75x EBITDA multiple using half-year convention.

[_] Increase in gross profit margin of $0.01 in 1999 and $0.005 in 2000 to 2002.

                                                                        Page A-8

OVERVIEW OF STAR GAS
EBITDA PROJECTIONS
($ in thousands)

------------------------------------------------------------------------------
                                                      PROJECTED
                                   -------------------------------------------
             ACTUAL    NORMALIZED     ADJUSTED FOR
              1998        1998         ACTUAL 1999   2000    2001    2002
          --------------------------------------------------------------------
EBITDA       $18,906    $20,731        $20,415     $23,749  $25,182  $26,615

------------------------------------------------------------------------------

MAJOR ASSUMPTIONS FOR 1999 - 2002
---------------------------------

[_]  15 Year Weather

[_]  No growth in base business.

[_] $5 million in 1999 and $10 million in 2000 to 2002 of acquisitions at 6.5x EBITDA multiple using half-year convention.

[_]  No increase in gross profit margin.

                                                                        Page B-4

PRO FORMA MERGER ANALYSIS

[_] A.G. Edwards analyzed the impact of the Transaction on the Partnership's distributable cash flow per unit, the related accretion, common unit coverage and total unit coverage on a pro forma basis.

              -----------------------------------------------------------------
                                                      STAR GAS       STAR GAS
                                                    STAND-ALONE     PRO FORMA
                                                    -----------     ---------
               DCF PER UNIT
                    1998 Actual                        $1.30          $1.44
                    1999 Adjusted for Actual (a)        1.41           1.96
                    2000 Projected                      1.77           2.14

               ACCRETION/DILUTION
                    1998 Actual                                       $0.13
                    1999 Adjusted for Actual (a)                       0.56
                    2000 Projected                                     0.37

               COMMON UNIT COVERAGE
                    1998 Actual                         0.98x          0.78x
                    1999 Adjusted for Actual (a)        1.04           1.06
                    2000 Projected                      1.27           1.14

               TOTAL UNIT COVERAGE
                    1998 Actual                         0.59x          0.62x
                    1999 Adjusted for Actual (a)        0.64           0.85
                    2000 Projected                      0.80           0.93

              -----------------------------------------------------------------
              (a) Adjusted to include actual results through January 21, 1999.

                                                                        Page E-1

RELATIVE CONTRIBUTION ANALYSIS (a)
($ IN THOUSANDS)



                 [_] A.G.Edwards analyzed the relative pro forma contribution of both Star Gas and Petro to the ownership of capital in the pro forma entity based on Star Gas' and Petro's historical results from operations and their respective projections.


STAR GAS' AVERAGE                     GROSS PROFIT
GROSS PROFIT
CONTRIBUTION                      [GRAPH APPEARS HERE]


96-98     27.5%

99-00     29.2%

96-00     28.2%

                                       EBITDA (B)
STAR GAS' AVERAGE
EBITDA CONTRIBUTION               [GRAPH APPEARS HERE]

96-98     35.4%

99-00     33.1%

96-00     34.5%

-----------------------------------------
(a) For purposes of its analysis, A.G. Edwards converted Petro's historical December 31st fiscal year-end to a September 30th fiscal year-end for comparison purposes. Other measures of relative contribution analysis are non-meaningful.
(b)  Includes only heating oil EBITDA for Petro.

                                                                        Page G-1

RELATIVE CONTRIBUTION ANALYSIS
($ IN THOUSANDS)
(continued)

For Star Gas' contribution of approximately 28.2% of the combined entity's gross profit and 34.5% of the combined entity's EBITDA, it will receive approximately 34.8% of the implied firm value.

                              IMPLIED FIRM VALUE

                           [PIE CHART APPEARS HERE]

                                                                      Page G - 2

DISCOUNTED CASH FLOW ANALYSIS


[_] A. G. Edwards performed discounted cash flow analyses for Petro, Star Gas and Star Gas Pro Forma. For Petro, A. G. Edwards used projected tax-adjusted operating cash flows for 1999 through 2002, terminal values calculated on 2002 operating cash flow, and discount rates based on the related weighted average cost of capital. For Star Gas and Star Gas Pro Forma, A. G. Edwards used projected DCF for 1999 through 2002, terminal values calculated on 2002 DCF and discount rates based on the related cost of equity.

Assumptions:

[_]  Weighted average cost of capital ("WACC")
     - Petro Stand Alone of 13.4% to 13.9% (calculated WACC of 13.6%)

[_]  Cost of Equity
     - Star Gas Stand Alone of 9.5% to 10.3% (calculated cost of equity of 9.9%)
     - Star Gas Pro Forma of 9.5% to 10.3% (calculated cost of equity of 9.9%)

[_]  Terminal value operating cash flow multiple
     - Petro Stand Alone of 8.0x to 10.0x (calculated 2000 operating cash flow multiple of 9.1x)

[_]  Terminal value DCF multiple
     - Star Gas Stand Alone and Star Gas Pro Forma of 8.5x to 10.5x (calculated 2000 DCF multiple of 9.5x)

                                                                      Page H - 1

DISCOUNTED CASH FLOW ANALYSIS
(continued)

                    PETRO STAND ALONE
------------------------------------------------------------
            TERMINAL VALUE OPERATING CASH FLOW MULTIPLE
 15 YEAR    ------------------------------------------------
  WACC      8.0x      8.5x       9.0x       9.5x     10.0x
------------------------------------------------------------
 13.4%    ($40,163)  ($30,848)  ($21,534) (12,219)  (2,904)

 13.6%     (41,742)   (32,500)   (23,259) (14,017)  (4,775)

 13.9%     (43,307)  (343,137)   (24,967) (15,797)  (6,628)
------------------------------------------------------------

                   STAR GAS STAND ALONE
--------------------------------------------------------------

                        TERMINAL VALUE DCF MULTIPLE
   15 YEAR         -------------------------------------------
COST OF EQUITY       8.5x     9.0x     9.5x    10.0x    10.5x
--------------------------------------------------------------
  9.5%             $77,230  $80,338  $83,447  $86,555  $89,664

  9.9%              76,359   79,427   82,495   85,563   88,631

 10.3%              75,502   78,530   81,559   84,587   87,616
--------------------------------------------------------------

                   STAR GAS PRO FORMA
------------------------------------------------------------------
                        TERMINAL VALUE DCF MULTIPLE
   15 YEAR         -----------------------------------------------
COST OF EQUITY        8.5x      9.0x     9.5x     10.0x    10.5x
------------------------------------------------------------------
  9.5%               $92,737  $96,408  $100,079  $103,750 $107,421

  9.9%                91,701   95,324    98,948   102,571  106,194

 10.3%                90,682   94,258    97,834   101,411  104,987
------------------------------------------------------------------

                                                                        Page H-2

DISCOUNTED CASH FLOW ANALYSIS
PETRO - STAND ALONE
EXCLUDING DISTRIBUTIONS FROM STAR GAS
($ IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                            ADJUSTED FOR
                                                               ACTUAL
CASH FLOW SUMMARY (a):                                          1999           2000           2001           2002         TERMINAL
-----------------                                           ------------   ------------   ------------   ------------   ------------
EBITDA                                                           $41,939        $39,988        $36,799        $33,785

Taxes                                                               (500)          (500)          (500)          (500)

Maintenance capital expenditures                                  (3,641)        (3,714)        (3,788)        (3,864)

Working capital increases (b)                                       (500)          (500)          (500)          (500)
                                                            ------------   ------------   ------------   ------------
Net Operating cash flow (free cash flow)                          37,298         35,274         32,011         28,921

                                             ---------
WEIGHTED AVERAGE COST OF CAPITAL (c)              13.6%
                                             ---------

                                             ---------
TERMINAL OPERATING CASH FLOW MULTIPLE (d)          9.1x
                                             ---------

Discount factor (e)                                               0.9380         0.8254         0.7263         0.6391        0.6391

Terminal value (f)                                                                                                         $263,181

                                             ---------
PRESENT VALUE                                 $274,040           $34,987        $29,116        $23,250        $18,484      $168,202
                                             ---------      ------------   ------------   ------------   ------------   ------------

Current net debt and preferred stock (g)     ($295,450)
                                             ---------

                                             ---------
NET PRESENT VALUE OF HEATING OIL EQUITY       ($21,410)
                                             ---------

------------------------------------------------------------------------------------------------------------------------------------

(a)  Based on management projections.
(b)  A. G. Edwards' estimate.
(c)  Based on comparable companies WACC.
(d) Petro's current firm value of $322.1 million/$35.3 million 15-year weather 2000 net operating cash flow=9.1x.
(e)  Discounted back to mid-year 1999.
(f)  Terminal value calculated using operating cash flow multiple.
(g)  Net of $13.8 million of cash. Market value of debt used.

                                                                      Page H - 3

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS - STAND ALONE
($ IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                            ADJUSTED FOR
                                                               ACTUAL
DISTRIBUTABLE CASH FLOW SUMMARY (a):                            1999           2000           2001           2002         TERMINAL
-------------------------------                             ------------   ------------   ------------   ------------   ------------
EBITDA                                                            20,415         23,749         25,182         26,615

Interest expense                                                  (8,600)        (8,885)        (9,307)        (9,788)

Maintenance capital expenditures                                  (2,553)        (2,599)        (2,646)        (2,694)

Cash taxes                                                           (25)           (25)           (25)           (25)
                                                            ------------   ------------   ------------   ------------
Distributable cash flow                                            9,237         12,240         13,204         14,108

                                             -----------
COST OF EQUITY (b)                                 9.9%
                                             -----------

                                             -----------
TERMINAL DCF MULTIPLE (c)                          9.5x
                                             -----------

Discount factor (d)                                               0.9540         0.8684         0.7904         0.7194        0.7194

Terminal value (e)                                                                                                         $134,026

                                             -----------
PRESENT VALUE                                 $136,446            $8,812        $10,629        $10,436        $10,149      $ 96,419
                                             -----------    ------------   ------------   ------------   ------------   ------------

Common units/Total units (f)                      60.5%
                                             -----------

                                             ===========
EQUITY VALUE TO COMMON UNITS (g)              $ 82,495
                                             ===========
------------------------------------------------------------------------------------------------------------------------------------

(a)  Based on management projections.
(b)  Based on cost of equity calculation per WACC analysis.
(c) Star's current equity market value of $115.3 million/$12.2 million 15-year weather 2000 DCF=9.5x.
(d)  Discounted back to mid-year 1999.
(e)  Terminal value calculated using DCF multiple.
(f)  Total units include common, subordinated and GP units.
(g) Current market value of common units is 3,858 units * $18.06 unit price=$69,685.

                                                                      Page H - 4

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS - PRO FORMA
($ IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                            ADJUSTED FOR
                                                               ACTUAL
DISTRIBUTABLE CASH FLOW SUMMARY (a):                            1999           2000           2001           2002         TERMINAL
-------------------------------                             ------------   ------------   ------------   ------------   ------------
EBITDA                                                            64,390         70,227         74,057         77,624

Interest expense                                                 (24,819)       (25,600)       (27,180)       (28,252)

Maintenance capital expenditures                                  (6,194)        (6,313)        (6,434)        (6,558)

Cash taxes                                                          (525)          (625)          (675)          (725)
                                                            ------------   ------------   ------------   ------------
Distributable cash flow                                           32,852         37,689         39,768         42,089

                                             ---------
COST OF EQUITY (b)                                 9.9%
                                             ---------

                                             ---------
TERMINAL DCF MULTIPLE (c)                          9.5x
                                             ---------

Discount factor (d)                                               0.9540         0.8682         0.7901         0.7191        0.7191

Terminal value (e)                                                                                                         $399,846

                                             ---------
PRESENT VALUE                                 $413,265           $31,340        $32,721        $31,422        $30,265      $287,517
                                             ---------      ------------   ------------   ------------   ------------   ------------

Original Common units/Total units (f)             23.9%
                                             ---------

                                             ---------
EQUITY VALUE TO COMMON UNITS (g)               $98,948
                                             ---------
------------------------------------------------------------------------------------------------------------------------------------

(a)  Based on management projections. See Appendix K for model.
(b)  Based on cost of equity calculation per WACC analysis.
(c) Star's current firm value of $115.3 million/$12.2 million 15-year weather 2000 DCF=9.5x.
(d)  Discounted back to mid-year 1999.
(e)  Terminal value calculated using DCF multiple.
(f) Total units include common, newly issued common, senior subordinated, subordinated and GP units.
(g) Current market value of common units is 3,858 units * $18.06 unit price=$69,685.

                                                                      Page H - 5

COMPARABLE TRANSACTIONS ANALYSIS
FIRM VALUATION

   [_] A.G. Edwards noted that public disclosure regarding transactions in the retail home heating oil distribution industry was extremely limited.

   [_] A.G. Edwards analyzed the financial terms related to divestitures by Petro of its retail home heating oil branches and compared them to the implied multiples of the aggregate purchase price of Petro's heating oil assets.

   [_]    Petro has sold three branches for an average EBITDA multiple of 9.0x.

   [_] A.G. Edwards calculated the purchase price of Petro's heating oil assets and calculated multiples based on Petro's EBITDAs.

        ------------------------------------------------------------------------
        PURCHASE PRICE OF HEATING OIL ASSETS
        ----------------------------------------

        Equity purchase price of heating oil assets including CUs     $  16,054

        Cost of Debt to be Redeemed ($206,250 + $2,844 premium)         209,094

        Cost of Debt to be Assumed                                       80,501

        Cost of Preferred stock at Redemption Value                      31,767

        Consent Fees                                                      1,961

        Transaction Fees                                                 19,139
                                                                      ---------

        Aggregate purchase price of heating oil assets                $ 358,516
                                                                      =========

            MULTIPLES
     -------------------------                              ---------------
                                                               MULTIPLES            NOTES
                                                            ---------------         ------------------------------------------------
     Actual 4 quarters ended 9/30/98 EBITDA (a)   34,929         10.3    x          As a multiple of aggregate transaction value.

     Adjusted for actual 1999 EBITDA (a)          43,475          8.2    x          As a multiple of aggregate transaction value.

     Projected 2000 EBITDA (a)                    45,978          7.8    x          As a multiple of aggregate transaction value.
                                                            ---------------

______________________
(a) Calculated as gross profit minus SG&A expense and direct delivery expense.

                                                                        Page I-1

PUBLIC PARTNERSHIP ANALYSIS

[_] A.G. Edwards compared certain financial and market information of Star Gas on a historical and pro forma basis to that of certain public propane master limited partnerships which A.G. Edwards deemed relevant for the purposes of this analysis. A.G. Edwards reviewed the trading multiples from a total of five master limited partnerships.

[_]  The selected propane master limited partnerships are as follows:
     - AmeriGas Partners, L.P.               - Heritage Propane Partners, L.P.
     - Cornerstone Propane Partners, L.P.    - Suburban Propane Partners, L.P.
     - Ferrellgas Partners, L.P.

[_]  No partnership used in the analysis is identical to Star Gas.

     PUBLIC COMPARABLE PARTNERSHIPS (a)
     ---------------------------------------------------------------------------------------------------
                                                                         PUBLIC         PUBLIC
                                                       PRO FORMA      PARTNERSHIP    PARTNERSHIP
                                             STAR         STAR          MEDIANS         RANGES
     ---------------------------------------------------------------------------------------------------
     Distribution yield                      12.2%        12.7%           10.4%      8.6% to 12.3%
     Market capitalization/LTM EBITDA        11.9x        10.3x           11.5x      9.1x to 13.2x
     Market capitalization/1999E EBITDA      11.0x (b)     8.7x (b)        9.8x      8.6x to 11.3x
     Equity Market Cap/LTM DCF               13.8x        12.6x           13.2x      9.6x to 15.5x
     Equity Market Cap/1999E DCF             12.5x (c)     8.9x (c)       10.5x      9.9x to 12.2x
     LTM common unit coverage                 1.0x         0.8x            1.5x      0.8x to  1.9x
     1999E common unit coverage               1.0x (d)     1.1x (d)        2.0x      0.9x to  2.2x
     LTM total unit coverage                  0.6x         0.6x            0.8x      0.5x to  1.1x
     1999E total unit coverage                0.6x (d)     0.9x (d)        1.1x      0.6x to  1.1x
     ---------------------------------------------------------------------------------------------------

     (a) Public comparable partnerships include: APU, CNO, FGP, HPG and SPH.
     (b) Market capitalization/adjusted for actual 1999 EBITDA.
     (c) Equity market cap/adjusted for actual 1999 EBITDA.
     (d) Adjusted for actual 1999.

                                                                        Page J-1

PUBLIC PARTNERSHIP ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)

====================================================================================================================================

                                                         Closing      Implied     Implied                                Common
                                                         Price on   Market Value    Firm     Distribution                Units/
Company                                        Ticker    (2/3/99)    of Equity     Value       per Unit      Yield   Total Units(a)
------------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.                         SGU      $18.063     $ 115.3       $ 225.2       $2.20        12.2%      60.5%

AmeriGas Partners, L.P.                         APU       23.625     1,009.8       1,724.0        2.20         9.3%      51.7%
Cornerstone Propane Partners, L.P. (c) (d)      CNO       17.500       355.6         610.4        2.16        12.3%      65.5%
Ferrellgas Partners, L.P.          (d) (e)      FGP       18.688       596.8       1,185.7        2.00        10.7%      46.0%
Heritage Propane Partners, L.P.    (d)          HPG       23.750       207.9         403.8        2.05         8.6%      55.7%
Suburban Propane Partners, L.P.    (f)          SPH       19.188       562.4         930.8        2.00        10.4%      73.6%

------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                                          10.3%      58.5%
Median                                                                                                        10.4%      55.7%
====================================================================================================================================
Pro Forma                                                $18.063      $291.1       $ 557.7 (g)   $2.30        12.7%      79.9%

================================================================================================================================

                                                  LTM Common       LTM Total       FY99E       FY99E Common     FY99E Total
                                                Unit Coverage    Unit Coverage    DCF/unit     Unit Coverage    Unit Coverage
--------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.                             1.0x (b)        0.6x (b)       $1.41          1.0x              0.6x

AmeriGas Partners, L.P.                             1.5x            0.8x            2.35          2.0x              1.1x
Cornerstone Propane Partners, L.P. (c) (d)          0.8x            0.5x            1.36          0.9x              0.6x
Ferrellgas Partners, L.P.          (d) (e)          1.5x            0.7x            2.14          2.2x              1.1x
Heritage Propane Partners, L.P.    (d)              1.9x            1.1x            2.35          2.0x              1.1x
Suburban Propane Partners, L.P.    (f)              1.3x            1.0x            2.08          1.2x              1.0x

--------------------------------------------------------------------------------------------------------------------------------
Mean                                                1.4x            0.8x                          1.7x              1.0x
Median                                              1.5x            0.8x                          2.0x              1.1x
================================================================================================================================
Pro Forma                                           0.8x (b)        0.6x (b)        1.96          1.1x              0.9x

_____________________________________
1999 estimates per A.G. Edwards' research (not adjusted for actual 1999 results), except for Star and Pro Forma.
Implied Firm Value equals, for comparative purposes, common, subordinated and GP units, multiplied by the market price of common units plus debt, less cash.
(a) Calculated as (common units/ ((common + subordinated units)/0.98).
(b) For Star and Pro forma only, LTM figures are 1998 actuals.
(c) Financial figures not pro forma for acqusition of Propane Continental Inc.
(d) Maintenance capital expenditures assumed to be 8% of EBITDA due to lack of disclosure.
(e) Financial figures exclude ESOP charge of $0.9 million.
(f) Financial figures exclude $5.1 million gain from sale of minority interest and $1.8 million loss from impairment of assets.
(g) $291.1 in equity plus $286.2 pro forma debt, less $19.6 in cash and cash collateral.

                                                                        Page J-2

PUBLIC PARTNERSHIP ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)
(continued)

-------------------------------------------------------------------------------------------------------------------------------

                                           TOTAL         LTM          FIRM VALUE/    FIRM VALUE/      EQUITY         EQUITY
                                           DEBT/        EBITDA/           LTM          1999E        MARKET CAP/    MARKET CAP/
                                        FIRM VALUE     INT. EXP.         EBITDA        EBITDA         LTM DCF       1999E DCF
                                        ---------------------------------------------------------------------------------------
STAR GAS PARTNERS, L.P.                    51.4%          2.4x (a)       11.9x (a)      11.0x          13.8x (a)      12.5x

AmeriGas Partners, L.P.                    41.7%          2.3x           11.5x           9.8x          13.7x          10.6x
Cornerstone Propane Partners, L.P.         43.1%          2.4x           13.2x          11.3x          15.5x          12.2x
Ferrellgas Partners, L.P.                  50.1%          2.1x           11.8x           9.5x          13.2x           9.9x
Heritage Propane Partners, L.P.            49.1%          2.5x           10.7x          10.3x          10.6x          10.2x
Suburban Propane Partners, L.P.            46.0%          3.3x            9.1x           8.6x           9.6x          10.5x

-------------------------------------------------------------------------------------------------------------------------------
MEAN                                       46.0%          2.5x           11.3x           9.9x          12.5x          10.7x
MEDIAN                                     46.0%          2.4x           11.5x           9.8x          13.2x          10.5x
-------------------------------------------------------------------------------------------------------------------------------

PRO FORMA                                  51.3%          2.2x (a)       10.3x (a)       8.7x          12.6x (a)       8.9x

__________________________________
EBITDA is defined as net income (loss) before extraordinary items plus interest, income taxes, depreciation and amortization, impairment expense, and other non-recurring and non-operating items.
(a) For Star and Pro forma only, LTM figures are 1998 actuals.

                                                                      Page J - 3

TRANSACTION SUMMARY AND ASSUMPTIONS

(in thousands except per share and per unit data)

---------------------------------------------------------------------------------------------------------------------------------
SUMMARY CASH FLOW AND COVERAGE ANALYSIS
---------------------------------------------------------------------------------------------------------------------------------
($ on per Unit basis)                                                                           PROJECTED
                                                                          ----------------------------------------------------
                                              ACTUAL     NORMALIZED     ADJ. FOR ACTUAL
                                               1998         1998             1999            2000         2001         2002
                                             --------    ----------       -----------      ---------    --------     ---------
STAR STAND ALONE
   EBITDA                                    $ 18,906    $  20,731        $  20,415        $  23,749    $ 25,182     $  26,615
    Interest Expense                           (7,927)      (7,667)          (8,600)          (8,885)     (9,307)       (9,788)
    Maintenance CapEx                          (2,625)      (2,610)          (2,553)          (2,599)     (2,646)       (2,694)
    Other                                         (25)         (25)             (25)             (25)        (25)          (25)
                                             --------    ----------       ----------       ---------    --------     ---------
   Distributable Cash Flow                   $  8,329    $  10,429        $   9,237        $  12,240    $ 13,204     $  14,108
                                             ========    ==========       ==========       =========    ========     =========

   DCF per Common Unit                       $   2.16    $    2.70        $    2.29        $    2.79    $   2.80     $    2.82
   DCF/Common Unit MQD                           0.98 x       1.23  x          1.04 x           1.27 x      1.27 x        1.28 X


   DCF per Total Unit                        $   1.30    $    1.63        $    1.41        $    1.77    $   1.82     $    1.87
   DCF/Total MQD                                 0.59 x       0.74  x          0.64 x           0.80 x      0.83 x        0.85 x

   Indicated Distribution per Common Unit    $   2.20    $    2.20        $    2.20        $    2.20    $   2.20     $    2.20

STAR PRO FORMA
   EBITDA
   ------
    Star                                     $ 18,906    $  20,731        $  20,415        $  23,749    $ 25,182     $  26,615
    Petro                                      34,929       40,749           43,475           45,978      48,375        50,509
    Synergies                                     500          500              500              500         500           500
                                             --------    ----------       ----------       ---------    --------     ---------
   Total                                       54,335       65,980           64,390           70,227      74,057        77,624
                                             --------    ----------       ----------       ---------    --------     ---------

   Interest Expense                           (24,530)     (24,448)         (24,819)         (25,600)    (27,180)      (28,252)
   Maintenance CapEx                           (6,125)      (6,125)          (6,194)          (6,313)     (6,434)       (6,558)
   Other                                         (525)        (525)            (525)            (625)       (675)         (725)
                                             --------    ----------       ----------       ---------    --------     ---------
    Distributable Cash Flow                    23,155       34,882           32,852           37,689      39,768        42,089
                                             ========    ==========       ==========       =========    ========     =========

   DCF per Common Unit                       $   1.80    $    2.71      $      2.44        $    2.63    $   2.63     $    2.58
   DCF per Sr. Sub & Common Unit             $   1.51    $    2.27      $      2.06        $    2.24    $   2.25     $    2.24
   DCF per Total Unit                        $   1.44    $    2.16      $      1.96        $    2.14    $   2.16     $    2.15

   Indicated Distribution per Common Unit    $   2.30    $    2.30      $      2.30        $    2.30    $   2.30     $    2.30
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Accretion/Dilution
---------------------------------------------------------------------------------------------------------------------------------
   DCF per Unit - Star Stand Alone           $   1.30    $    1.63      $      1.41        $    1.77    $   1.82     $    1.87
   DCF per Unit - Pro Forma                  $   1.44    $    2.16      $      1.96        $    2.14    $   2.16     $    2.15
---------------------------------------------------------------------------------------------------------------------------------
    Accretive ($/Unit)                       $   0.13    $    0.53      $      0.56        $    0.37    $   0.34     $    0.29
    Accretive (%)                                10.1%        32.5%            39.4%            21.2%       18.9%         15.3%
---------------------------------------------------------------------------------------------------------------------------------
   Pro Forma Heating Oil DCF per Unit                                   $      2.32        $    2.39    $   2.39     $    2.33
   DPUs Issued as Sr Sub Units at Beg
    of Year                                         -            -                -                -           -             -
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Pro Forma Credit Analysis
---------------------------------------------------------------------------------------------------------------------------------
   EBITDA/Interest                               2.22 x       2.70 x           2.25 x           2.74 x      2.72 x        2.75 x
   LT Debt/EBITDA                                5.07         4.18             4.15             4.22        4.20          4.20
   LT Debt/EBITDA (Pro Forma for Full-Year
    Acquisitions)                                4.91         4.04             4.03             4.00        4.00          4.00
   # of Units Issued to Meet Debt Covenant          -            -            1,207              508       1,122         1,170

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Pro Forma Coverage Ratios
---------------------------------------------------------------------------------------------------------------------------------
   MQD Coverage
   ------------
    Common Unit                                  0.78 x       1.18 x           1.06 x           1.14 x      1.14 x        1.12 x
    Senior Subordinated Unit                     0.66         0.99             0.89             0.97        0.98          0.97
    Total Unit                                   0.62         0.94             0.85             0.93        0.94          0.94

   Indicated Distribution Coverage
   -------------------------------
    Common Unit                                  0.78 x       1.18 x           1.06 x           1.14 x      1.14 x        1.12 x
    Senior Subordinated Unit                     0.66         0.99             0.89             0.97        0.98          0.97
    Total Unit                                   0.62         0.94             0.85             0.93        0.94          0.94

---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CURRENT MODEL ASSUMPTIONS
----------------------------------------------------------------------------------------------------
Scenario Version:        15-yr; $15/$30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.
Petro Acqs/yr                     $15,000        1999          $30,000           2000 on
Star Acqs/yr                      $ 5,000        1999          $10,000           2000 on

                                                         G.P. Interest Subordinate
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
EQUITY RESTRUCTURING
----------------------------------------------------------------------------------------------------
                                                                    Petro
                                                   -----------------------------------------
                                                       Public                    Insiders
                                                   -------------              --------------
Securities Offered                                    Sr Sub                     Sub & GP



Security Offered per Share                            0.11758                    0.14318
Total Shares                                           14,618                     11,834
Insiders to Receive Sr. Sub                             6,572                     (6,572)
Shares to Be Converted                                 21,190                      5,262
Units Offered                                           2,491                        753
DPUs Offered                                                                         909

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
SOURCES AND USES OF FUNDS
----------------------------------------------------------------------------------------------------
Sources:                                            Uses:
Excess Cash on Hand                 $       0       Repay Debt Principal        $206,250
New Star Debt                          90,000       Redeem Preferred              31,767
New MLP Equity                        170,000       Premium on Redemption/
New MLP E Equity                            -        Exchange/Defeasance           2,844
Equity for Consent Fees                 1,961       Consent Fees                   1,961
Cash Balance                                0       Transaction Fees              19,139
                                    ---------                                  ---------
                                    $ 261,960                                   $261,960
                                    =========                                  =========
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
FINANCING SUMMARY
----------------------------------------------------------------------------------------------------
                                      Amount           Rate          Unit Price
                                    ---------       ----------      ------------
New Common Raised                    $170,000                          $19.08      (a)
New Debt Raised                        90,000           7.50%

                                            (a)  Last 20 Days Average Stock Price @ 2/3
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
UNITS OUTSTANDING
----------------------------------------------------------------------------------------------------
                                             Current                       Pro Forma
                                   ---------------------------     ------------------------
                                      Units               %           Units           %
                                   ----------        ---------     ----------     ---------
Existing Common                     3,858.999           60.5%       3,858.999       23.9%
New Common                                  0            0.0%       9,013.547       55.9%
New Common for Acquisitions                 0            0.0%           0.000        0.0%
Common to Petro Shareholders                0            0.0%           0.000        0.0%
Sr Sub (Petro S/H's)                        0            0.0%       2,491.500       15.5%
Existing Sub                        2,396.078           37.5%         431.126        2.7%
Implied GP                            127.655            2.0%         322.350        2.0%
                                   ----------        ---------     ----------     ---------
          Total Units               6,392.732          100.0%      16,117.523      100.0%
                                   ==========        =========     ==========     =========
----------------------------------------------------------------------------------------------------

================================================================================
TRANSACTION SUMMARY AND ASSUMPTIONS
(in thousands except per share and per unit data)

OPERATING ASSUMPTIONS
------------------------------------------------------------------------------------
                                                               Petro        Star         Star Normal
                                                            -----------  -----------   ---------------
Normalized Maintenance CapEx                                 $   3,500    $  2,625             $2,610
Maintenance CapEx Life                                          15 yrs      15 yrs
Growth CapEx Life                                             12.6 yrs      15 yrs


Required Cash at Beginning for Initial Distribution                           8,865
Minimum Star Stand Alone Cash Balance                                     $   1,115
Minimum Star Pro Forma Cash Balance                                       $  14,882
Consolidation Savings                                                     $     500
Annual Bank Fees                                             $     943    $       0
Last 20 Days Average Stock Price @ 2/3                       $    1.01    $   19.08      2000+
Annual Transaction/Deal Expenses                                          $     225            $  450
Debt/EBITDA Bank Covenant Ratio                                                 4.0x
Issue Equity to Meet Bank Debt Covenants (Y/N)?                                  yes

DEBT RESTRUCTURING
------------------------------------------------------------------------------------------------------------
                                                                           Projected
                                                                            12/31/97
Privates:                                                   % Tendered     Principal     Strategy     Price
                                                            ----------    -----------   ----------   -------
     11.96% Sr Notes                                           100.0%         60,000     Exchange     105.2%
     14.10% Sr Notes                                           100.0%          3,100     Exchange     105.2%
     14.10% Sub Notes                                          100.0%          3,100     Exchange     105.2%
     14.33% Pfd Stock                                          100.0%          4,167    Neg. Tender   100.0%
Publics:
     10.13% Sub Notes & Sr Notes                               100.0%         50,000    Neg. Tender   100.0%
     9.38% Sub Notes & Sr Notes                                100.0%         75,000       Tender     100.0%
     12.25% Sub Notes & Sr Notes                               100.0%         81,250       Tender     103.5%
     12.88% Pfd Stock                                          100.0%         30,000       Tender      92.0%

NEW SECURITY ASSUMPTIONS
-----------------------------------------------

New MLP Equity
--------------
Gross Proceeds                     $170,000
Common Units for Consent Fee          1,961
Common Units to Enron                     -
                                   --------
    Total New Equity Value         $171,960
Common Units to Public                9,014  units

                                                            New Star Debt
                                                            -------------
                                                            Gross Proceeds           90,000
Gross Spread %                          5.0%                Gross Spread %             1.25%
Gross Spread $                       $8,500                 Gross Spread $           $1,125
Offering Price Share
 (current market price)              $19.08                 Coupon                     7.50%

ACQUISITION ASSUMPTIONS
--------------------------------------------------------------------------------------------------------
Petro                              Multiple       1998        1999        2000        2001        2002
-----                             ----------   ---------    --------    --------    --------    --------
  Amount                              4.75 x      $    0    $15,000     $30,000     $30,000     $30,000
  Timing                                           End         Mid         Mid         Mid         Mid
  % EBITDA                                           0.0%      50.0%       50.0%       50.0%       50.0%
  Amount                              4.75 x                $     0
  Timing                                                       Beg
  % EBITDA in Initial Year                                    100.0%
Units Issued at:  Common                          $22.00
                  Sr. Sub.                        $18.52

Star Stand-Alone
----------------
  Weather                                30 Year
  Amount                              6.50 x      $9,000    $  5,000    $ 10,000    $ 10,000    $ 10,000
  Timing                                           End         Mid         Mid         Mid         Mid
  % EBITA in Initial Year                            0.0%       50.0%       50.0%       50.0%       50.0%

  Amount Financed with Equity                     $    0    $  7,572    $  8,417    $  6,585    $  6,300
  New Units @:                                         0         344         383         299         286
  Units Issued at Price of:                       $22.00    $  22.00    $  22.00    $  22.00    $  22.00

  Amount                              6.50 x                $      0
  Timing                                                       Beg
  % EBITDA in Initial Year                                     100.0%

EXCHANGE ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------
                                                  Existing                           Gets New Units of:
                                                                 -------------------------------------------------------
Shareholders of:                                   Shares          Common       Sr Sub     Jnr Sub      G.P.     DPUs(1)
-----------------------------------------------------------      ----------   ---------  -----------  --------  --------
Public Class A Shareholders                     14,618.087          0.000     1,718.795      0.000      0.000    481.478
Insider Class B Shares                              11.228          0.000         0.000      0.000                 0.000
Insider Class C Shareholders                                                                            0.000
   Class A & C Shares to Receive Jr Sub & GP     5,262.443          0.000         0.000    431.126    322.350    211.068
   Class A Shares to Receive Sr Sub              6,571.740          0.000       772.705      0.000      0.000    216.454
                                               -----------       ----------   ---------  -----------  --------  --------
                                                26,463.498          0.000     2,491.500    431.126     322.350   909.000
E Sr. Sub                                                                         0.000                            0.000
                                                                              ---------                         --------
   Total                                                                      2,491.500                          909.000
                                                                              =========                         ========

(1)  Includes 2.0% G.P. Interest

          TRANSACTION COSTS SUMMARY
          -------------------------------------------------

          New MLP Equity                           $ 8,500                                          Heating Oil DPU Trigger
                                                                                                    ------------------------
          New Star Debt                              1,125                                          DCF/Unit       % Convert
          Fairness Opinion                           1,275                                            $2.90           33.3%
          Financial Advisory                         1,500
          Exchange Fees on Public Petro
           Debt/Preferred                            1,375
          Legal Fees                                 4,200
          Printing                                   1,500
          Accounting Fees                              200                 Consent Fee Calculation
                                                                           -------------------------------------------------
          Other:
          -----
          Environmental                                  0                 % of Petro Stock             3.3%
          Rating Agencies                               60                 New Petro Shares             874
          Roadshow                                     200                 Exchange Ratio              8.50x
                                                                                                 -----------
          Asset Appraisal                              100                 New Common Units         102.773
          Solicitation expenses                        100                 Common Unit Price       $  19.08
                                                                                                 -----------
          Other Bank Fees                              150                 Implied Value           $  1,961
                                                                                                 ===========
          Other                                        225
                                                   -------
                                                   $20,510
                                                   =======
          Transaction Costs Capped at              $19,139

===========================================================================================================================
SUMMARY DISTRIBUTIONS

(in thousands except per share and per unit data)

                                                                                                 Projected
                                                                        --------------------------------------------------
                                                              1998          1999         2000        2001         2002
                                                           ---------    -----------   ----------  ----------   -----------
UNITHOLDER CLASS (1)

COMMON UNITHOLDERS
   MQD                                                                   $   30,994   $   32,967  $   34,841    $   37,477
   Incentive Distributions                                                        -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total                                                              $   30,994   $   32,967  $   34,841    $   37,477

E CAPITAL
   Existing Sr. Sub Units                                                         -            -           -             -
   Number of DPUs Issued as Sr Sub Units                                          -            -           -             -
   New Sr. Sub Units                                                              -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total Sr. Sub Units                                                         -            -           -             -

   Existing Common                                                                -            -           -             -
   New Common                                                                     -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total Common                                                                -            -           -             -

   Common MQD                                                                     -            -           -             -
   Common Incentive Distributions                                                 -            -           -             -
   Sr. Sub MQD                                                                    -            -           -             -
   Sr. Sub Incentive Distributions                                                -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total Distributions                                                         -            -           -             -

SENIOR SUBORDINATED UNITHOLDERS(1)
   Number of DPUs Issued as Sr Sub Units                                          -            -           -             -

   Base MQD                                                              $        0   $    4,722  $    4,927    $    4,613
   Incremental MQD from DPUs Issued as Sr. Sub Units                              -            -           -             -
   Incentive Distributions                                                        -            -           -             -
   Incremental Incentive Distributions from DPUs
    Issued as Sr. Sub Units                                                       -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total                                                              $        0   $    4,722  $    4,927   $     4,613

SUBORDINATED UNITHOLDERS(1)
   Number of DPUs Issued as Sr Sub Units                                          -            -           -             -

   Base MQD                                                              $        0   $        0  $        0   $         0
   Incremental MQD from DPUs Issued as Sr. Sub Units                              -            -           -             -
   Incentive Distributions                                                        -            -           -             -
   Incremental Incentive Distributions from DPUs
    Issued as Sr. Sub Units                                                       -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total                                                              $        0   $        0  $        0   $         0


GENERAL PARTNER
   Number of DPUs Issued as Sr Sub Units                                          -            -           -             -

   Base MQD                                                              $        0   $        0  $        0   $         0
   Incremental MQD from DPUs Issued as Sr. Sub Units                              -            -           -             -
   Incentive Distributions                                                        -            -           -             -
   Incremental Incentive Distributions from DPUs
    Issued as Sr. Sub Units                                                       -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total                                                              $        0   $        0  $        0   $         0

UNITHOLDER CLASS TOTAL
   Common Unitholders                                                    $   30,994   $   32,967  $   34,841   $    37,477
   Senior Subordinated Unitholders                                                -        4,722       4,927         4,613
   Subordinated Unitholders                                                       -            -           -             -
   General Partner                                                                -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total                                                              $   30,994   $   37,689  $   39,768   $    42,089

DISTRIBUTIONS TO DPUs CONVERTED TO SENIOR
 Subordinated Units
   MQD                                                                   $        0    $       0   $       0   $         0
   Incentive Distributions                                                        -            -           -             -
                                                                        -----------   ----------  ----------   -----------
      Total                                                                       -            -           -             -
                                                             check                -            -           -             -

______________________________
(1) Reflects distributions for respective Unitholder class. All DPUs are issued as Senior Subordinated Units but are distributed pro rata to all Petro shareholders. Consequently, the Subordinated Unitholder class includes DPUs which have been issued as Senior Subordinated Units.

                                                                         3 of 19

--------------------------------------------------------------------------------
TRANSACTION SUMMARY AND ASSUMPTIONS

(in thousands except per share and per unit data)

RECAPITALIZATION ASSUMPTIONS
--------------------------------------------------------------------------------

                                            (D)EFEASE
                                            (T)ENDER
                                            (R)EDEEM      PRINCIPAL       MATURITY PERIOD                      SINKING FUND PAYMENT
                                  LOCKUP    (E)XCHANGE        AS OF       -------------------    COUPON/       --------------------
PETRO INSTRUMENTS:                PREMIUM   (N)OTHING       9/30/98            M/D      YR       DIVIDEND      PAYMENT    YEAR START
-------------------------         ---------------------   -----------     ---------  --------    ------------  ---------  ----------
11.96% Sr Notes                               e            $ 60,000  v       1-Oct         0       11.960%       $   0             0
14.10% Sr Notes                               e               3,100  v      15-Jan      2001       14.100%           -          1997
14.10% Sub Notes                              e               3,100  v      15-Jan      2001       14.100%           -          1997
10.13% Sub Notes & Sr Notes         0.00%     t              50,000  v       1-Apr      2003       10.130%           -
9.38% Sub Notes & Sr Notes          0.00%     t              75,000  v       1-Feb      2006        9.375%           -
12.25% Sub Notes & Sr Notes         0.00%     t              81,250  v       1-Feb      2005       12.250%           -
8.00% Acq. & Other Notes Pay                  n              14,508  v                     0        8.000%           -             0
8.25% Existing Credit Facility                n                   0  v                  1998        8.250%           -
0.00% Other Notes                             n                   0  v          NA        NA        0.000%           0            NA
                                                          ----------
                                                           $286,958
PFRD STOCK:
----------
14.33% Pfd Stock                              t               4,167  v       1-Aug      1999       14.330%       4,167         1997
12.88% Pfd Stock                     0.0%     t              30,000  v      15-Feb      2009       12.875%
0.00%                                         n                   0                                 0.000%
                                                          ----------
                                                           $ 34,167
                                                          ----------
          Total Petro                                      $321,125
                                                          ----------

STAR INSTRUMENTS:
-------------------------
8.04% 1st Mortgage Notes            0.07      n              85,000  v          NA        NA     8.040%              -            0
7.25% WC Revolver                   0.00      n               4,785             NA        NA     7.250%              -           NA
7.25% Acquisition Facility          0.01      n               9,000  v          NA        NA     7.250%              -           NA
7.50% New Debt                                n              90,000  v          NA        NA     7.500%              0           NA
7.17% Pearl Notes                   0.01      n              11,000             NA        NA     7.170%              0           NA
                                                          ----------
                                    8.21%                  $188,785
                                                          ----------
          Total Combined                                   $509,910
                                                          ==========

                                 % RED./    RED-EXCHG       DEFEASANCE  RED/EXCHG/DEFEASE     EXCHANGED
PETRO INSTRUMENTS:              EXCHANGED     PRICE           PRICE        VALUE  PREMIUM     INT RATE    SECURITY TYPE
-------------------------      ----------   -----------     -----------  ------- ----------  ----------   --------------
11.96% Sr Notes                 100.0%          105.2%                    $ 60,000   $    0       10.9%    Sr Notes
14.10% Sr Notes                 100.0%          105.2%                       3,100        -      14.10%    Sr Notes
14.10% Sub Notes                100.0%          105.2%                       3,100        -      14.10%    Sub Notes
10.13% Sub Notes & Sr Notes     100.0%          100.0%         106.2%       50,000        -                Sub Notes & Sr Notes
9.38% Sub Notes & Sr Notes      100.0%          100.0%         108.2%       75,000        -                Sub Notes & Sr Notes
12.25% Sub Notes & Sr Notes     100.0%          103.5%         116.2%       84,094    2,844                Sub Notes & Sr Notes
8.00% Acq. & Other Notes Pay      0.0%          100.0%                           -        -                Acq. & Other Notes Pay
8.25% Existing Credit Facility    0.0%          100.0%                           -        -                Existing Credit Facility
0.00% Other Notes                 0.0%            0.0%                           -        -       11.0%    Other Notes
                                                                                    ---------
                                                                                      2,844
Pfrd Stock:
----------
14.33% Pfd Stock                100.0%          100.0%                       4,167        -                Pfd Stock
12.88% Pfd Stock                100.0%           92.0%                      27,600        -                Pfd Stock
0.00%                                                                            -        -
                                                                                    ---------
          Total Petro                                                                $    0
                                                                                    ---------
                                                                                     $2,844
Star Instruments
-------------------------
8.04% 1st Mortgage Notes        0.0%              0.0%                           -        -                1st Mortgage Notes
7.25% WC Revolver               0.0%              0.0%                           -        -                WC Revolver
7.25% Acquisition Facility      0.0%              0.0%                           -        -                Acquisition Facility
7.50% New Debt                  0.0%              0.0%                           -        -                New Debt
7.17% Pearl Notes               0.0%              0.0%                           -        -                Pearl Notes
                                                                                     ----------
                                                                                        $    0
                                                                                     ----------
                                                                                        $2,844
                                                                                     ----------

                                                                                      2,843.75

STAR STAND ALONE DISTRIBUTION ASSUMPTIONS                                             STAR PRO FORMA DISTRIBUTION ASSUMPTIONS
------------------------------------------------------------------------------    -------------------------------------------------
                                                            Distribution                                           Distribution
                                                          ------------------                                    -------------------
Minimum Quarterly Distribution                                       $2.20        Minimum Quarterly Distribution           $2.30
First Target Distribution                                            $2.42        First Target Distribution                $2.42
Second Target Distribution                                           $2.84        Second Target Distribution               $2.84
Third Target Distribution                                            $3.70        Third Target Distribution                $3.70
Thereafter                                                              NM        Thereafter                                  NM
                                                                                                                        1998
                                                                                                                    -----------
Target Distribution Level                                            $2.20        Annual Indicated Distribution
Annual Distribution Increase                                         $0.00        Increase                                 $0.00
                                                                                  Target Indicated Distribution
                                                        --------------------      Level                                    $2.30
Standard Distribution Structure ("S") or Target ("T")            t
                                                        --------------------      Standard Distribution Structure ("S) or Target
------------------------------------------------------------------------------    ("T")

---------------------------------------------------------------------------------------------------------------------
                                                   1999             2000       2001        2002         Thereafter
                                                   ----             ----       ----        ----
Annual Indicated Distribution
Increase                                           $0.00            $0.00      $0.00        $0.00        $0.00
Target Indicated Distribution
Level                                              $2.30            $2.30      $2.30        $2.30


                                                   ---------
Standard Distribution Structure ("S) or Target
("T")                                                  t
                                                   ----------

---------------------------------------------------------------------------------------------------------------------

                                                                     4 of 19

PRO FORMA OPENING BALANCE SHEET

(in thousands except per share and per unit data)

OPENING BALANCE SHEET                               STAR GAS         PETRO                                     PRO FORMA
                                                  ------------   ------------
                                                                                                 MERGER         STAR GAS
                                                  ------------   ------------
                                                    9/30/98        9/30/98                     ADJUSTMENTS      9/30/98
                                                  ------------   ------------                  -----------    -----------
Assets:
                                                                                               -----------
     Cash                                          $  1,115      $  13,767                     $       0      $  14,882
                                                                                               -----------
     Other Current Assets                            16,832         64,045                             -         80,877
                                                  ------------   ------------                  -----------    -----------
      Total Current Assets                           17,947         77,812                             -         95,759

     PP&E and Intangibles, Net                      161,660        107,957                             -        269,617
     Investments in Unconsolidated Affiliates             -            113                          (113)             -
     Other Assets                                         -         12,796                             -         12,796
                                                  ------------   ------------                  -----------    -----------
      Total Assets                                  179,607        198,678                          (113)       378,172
                                                  ============   ============                                 ===========

Liabilities:
     Current Liabilities                             12,450         78,003                             -         90,453
     8.25% Existing Credit Facility                   4,770              -                             -          4,770
     Long Term Debt                                 105,000        286,885                      (116,250)       275,635
     Total Preferred Stock                                -         34,167                       (34,167)             -
     Other Liabilities                                   40         10,686                             -         10,726
                                                  ------------   ------------                  -----------    -----------
      Total Liabilities                             122,260        409,741                      (150,417)       381,584

Common Shareholder's/Partner's Equity                57,347       (211,063)                      150,304         (3,412)
                                                  ------------   ------------                  -----------    -----------
      Total Liabilities and Equity                 $179,607      $ 198,678                         ($113)     $ 378,172
                                                  ============   ============                                 ===========

                             check                        -              -                                            -



PRO FORMA CAPITAL STRUCTURE                         STAR GAS         PETRO                                     PRO FORMA
                                                  ------------   ------------
                                                                                   % NOT         MERGER         STAR GAS
                                                  ------------   ------------
                                                    9/30/98        9/30/98        TENDERED     ADJUSTMENTS      9/30/98
                                                  ------------   ------------   ------------   -----------    -----------
Debt:
8.04% 1st Mortgage Notes                           $ 85,000      $       0                     $       0      $  85,000
7.25% WC Revolver                                     4,770              -                             -          4,770
7.25% Acquisition Facility                            9,000              -                             -          9,000
7.17% Pearl Notes                                    11,000              -                             -         11,000

11.96% Sr Notes                                           -         60,000         100.0%        (60,000)             -
14.10% Sr Notes                                           -          3,100         100.0%         (3,100)             -
14.10% Sub Notes                                          -          3,100         100.0%         (3,100)             -
10.13% Sub Notes & Sr Notes                               -         50,000         100.0%        (50,000)             -
9.38% Sub Notes & Sr Notes                                -         75,000         100.0%        (75,000)             -
12.25% Sub Notes & Sr Notes                               -         81,250         100.0%        (81,250)             -
0.00% Other Notes                                         -              0                             -              -
8.00% Acq. & Other Notes Pay                              -         14,435                             -         14,435
8.25% Existing Credit Facility                            -              0                             -              -

10.90% Exchanged Debt                                     -              -                        60,000         60,000
14.10% Exchanged Debt                                                                              6,200          6,200
7.50% New Debt                                            -              -                        90,000         90,000
                                                  ------------   ------------                  -----------    -----------
      Total L.T. Debt                               109,770        286,885                      (116,250)       280,405
                                                  ------------   ------------                                 -----------

Preferred Stock:
14.33% Pfd Stock                                          -          4,167                        (4,167)             -
12.88% Pfd Stock                                          -         30,000                       (30,000)             -
                                                  ------------   ------------                  -----------    -----------
      Total Preferred                                     -         34,167                       (34,167)             -
                                                  ------------   ------------                                 -----------

Common Equity                                        57,347       (211,063)                      150,304         (3,412)
                                                  ------------   ------------                                 -----------
      Total Capital                                $167,117      $ 109,989                                    $ 276,993
                                                  ============   ============                                 ===========

                                                                         5 of 19

================================================================================
(in thousands except per share and per unit data)


STAR GAS STAND ALONE INCOME STATEMENT

                                                  ACTUAL          NORMALIZED                        PROJECT
                                                                                ----------------------------------------------------
                                                   1998              1998            1999          2000         2001         2002
                                               -----------       -----------    -----------    ----------    ----------  -----------
EBITDA                                          $  18,906         $  20,731      $  20,415      $  23,749     $  25,182   $  26,615
   Depreciation and Amortization                   11,638            12,079         12,218         12,886        13,411      13,852
                                               ----------        ----------      ---------      ---------    ----------  ----------

EBIT                                                7,268             8,652          8,197         10,863        11,771      12,763
   Interest Expense                                (7,927)           (7,667)        (8,600)        (8,885)       (9,307)     (9,788)
   Interest Income                                      -                 -              -              -             -           -
   Other Income                                         -                 -              -              -             -           -
                                               ----------        ----------      ---------      ---------    ----------  ----------

Income Before Taxes                                  (659)              985           (403)         1,978         2,464       2,975
   Current Income Taxes                               (25)              (25)           (25)           (25)          (25)        (25)
   Deferred Income Taxes                                -                 -              -              -             -           -
                                               ----------        ----------      ---------      ---------    ----------  ----------
Net Income Available to Common                  $    (684)        $     960      $    (428)      $  1,953     $   2,439   $   2,950
                                               ==========        ==========      =========      =========    ==========  ==========

STAR GAS STAND ALONE UNITS OUTSTANDING

Common Units
   Beginning Balance                                3,859             3,859          3,859          4,196         4,571       4,865
     Issuance                                           0                 0            337            375           293         281
     Buyback                                            0                 0              0              0             0           0
                                               ----------        ----------      ---------      ---------    ----------  ----------
   Ending Balance                                   3,859             3,859          4,196          4,571         4,865       5,145
                                               ----------        ----------      ---------      ---------    ----------  ----------
   Average Common Units Outstanding                 3,859             3,859          4,028          4,384         4,718       5,005

Subordinated Units
   Beginning Balance                                2,396             2,396          2,396          2,396         2,396       2,396
     Issuance                                           0                 0              0              0             0           0
     Buyback                                            0                 0              0              0             0           0
                                               ----------        ----------      ---------      ---------    ----------  ----------
   Ending Balance                                   2,396             2,396          2,396          2,396         2,396       2,396
                                               ----------        ----------      ---------      ---------    ----------  ----------
   Average Subordinated Units Outstanding           2,396             2,396          2,396          2,396         2,396       2,396

GP Implied Units
   Beginning Balance                                  128               128            128            135           142         148
     Issuance                                           0                 0              7              8             6           6
     Buyback                                            0                 0              0              0             0           0
                                               ----------        ----------      ---------      ---------    ----------  ----------
   Ending Balance                                     128               128            135            142           148         154
                                               ----------        ----------      ---------      ---------    ----------  ----------
   Average Implied GP Units Outstanding               128               128            131            138           145         151

        Total Units                                 6,383             6,383          6,727          7,110         7,409       7,695
                                               ==========        ==========      =========      =========    ==========  ==========
        Average Units Outstanding                   6,383             6,383          6,555          6,918         7,259       7,552
                                               ==========        ==========      =========      =========    ==========  ==========

                                                                         6 of 19

================================================================================================================================
(in thousands except per share and per unit data)

                                                            Actual                   Projected
                                                                       ----------------------------------------
STAR GAS STAND ALONE BALANCE SHEET                           1998        1999      2000       2001       2002
                                                           --------    --------  --------   --------   --------
ASSETS:
  Cash                                                     $  1,115    $  1,115  $  1,115   $  1,115   $  1,115
  Other Current Assets                                       16,832      17,826    20,021     20,965     21,909
                                                           --------    --------  --------   --------   --------
   Total Current Assets                                      17,947      18,941    21,136     22,080     23,024

  PP&E and Intangibles, Net                                 161,660     157,220   157,383    157,068    156,360
  Other Assets                                                    -           -         -          -          -
                                                           --------    --------  --------   --------   --------
   Total Assets                                             179,607     176,161   178,519    179,148    179,384
                                                           ========    ========  ========   ========   ========

LIABILITIES:
Current Liabilities - Excluding Working Capital Borrowing    12,450      13,444    15,639     16,583     17,527
Total Debt                                                  109,770     112,607   117,619    124,250    130,907
Other Liabilities                                                40          40        40         40         40
                                                           --------    --------  --------   --------   --------
   Total Liabilities                                        122,260     126,090   133,298    140,873    148,473

Partner's Equity                                             57,347      50,070    45,221     38,275     30,910
                                                           --------    --------  --------   --------   --------
   Total Liabilities and Equity                            $179,607    $176,161  $178,519   $179,148   $179,384
                                                           ========    ========  ========   ========   ========
       Check                                                      -           -         -          -          0

STAR GAS STAND ALONE CASH FLOW STATEMENT

Net income                                                                ($428)   $1,953     $2,439     $2,950
   Depreciation and Amortization                                         12,218    12,886     13,411     13,852
   Deferred Taxes                                                             -         -          -          -
   Other Income                                                               -         -          -          -
   Other Assets/Liabilities                                                   -         -          -          -
   Change in Working Capital                                                  0         -          0          -
                                                                       --------  --------   --------   --------
Cash from Operations                                                     11,790    14,839     15,850     16,802
                                                                       --------  --------   --------   --------
   Maintenance CapEx                                                     (2,553)   (2,599)    (2,646)    (2,694)
   Internal Growth CapEx                                                      -         -          -          -
   External Growth CapEx                                                 (5,000)  (10,000)   (10,000)   (10,000)
                                                                       --------  --------   --------   --------
Cash from Investments                                                    (7,553)  (12,599)   (12,646)   (12,694)
                                                                       --------  --------   --------   --------

   Acquisition Borrowing                                                 (2,572)    1,583      3,415      3,700
   Remaining Distributions to Repay Debt                                     (0)        0         (0)        (0)
   Amortization of Mortgage Notes                                             -         -          -          -
   Borrowing to Repay Existing Debt                                           -         -          -          -
   Borrowings for Changes in WC                                              (0)        -         (0)         -
   Borrowing to Pay Full MQD                                              5,184     2,980      2,766      2,507
   Change in Equity                                                       7,572     8,417      6,585      6,300
   Transaction/Deal Expenses                                               (225)     (450)      (450)      (450)
   Distributions                                                        (14,421)  (15,220)   (15,970)   (16,614)
                                                                       --------  --------   --------   --------
Cash from Financing                                                      (4,462)   (2,690)    (3,654)    (4,558)
                                                                       --------  --------   --------   --------

Net Cash Flow                                                              (225)     (450)      (450)      (450)
Initial Cash Balance                                                      1,115     1,115      1,115      1,115
                                                                       --------  --------   --------   --------
Cash Available for Paydown on WC Revolver and Acq. Facility                 890       665        665        665

Minimum Cash Balance                                                      1,115     1,115      1,115      1,115

Borrowing/(Paydown) on WC Revolver and Acq. Facility                        225       450        450        450
                                                                       --------  --------   --------   --------

Net Change in Cash                                                            -         -          -          -
                                                                       --------  --------   --------   --------

Ending Cash Balance                                                      $1,115    $1,115     $1,115     $1,115
                                                                       ========  ========   ========   ========

                                                                         7 of 19

================================================================================
(in thousands except per share and per unit data)

                                                                   Actual      Normalized                   Projected
                                                                                            ----------------------------------------
                                                                    1998         1998          1999       2000      2001    2002
                                                                  --------   ----------     ---------  ---------  ------- ----------
STAR GAS STAND ALONE EBITDA CALCULATION
(See Tab 3: Cases)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Year 1        Year 2    Year 3   Year 4   Year 5
EBITDA GROWTH RATE                                                                9.7%         -1.5%     16.3%     6.0%     5.7%
------------------------------------------------------------------------------------------------------------------------------------

  BASE EBITDA:   Timing
                 ------
                End      1998
                Mid      1999
                Mid      2000
                Mid      2001
                Mid      2002
                Mid      2003
                Mid      2004
                Mid      2005
                                                                  --------   --------       --------    --------  -------- --------
  TOTAL EBITDA                                                     $18,906    $20,731        $20,415     $23,749   $25,182  $26,615
                                                                  ========   ========       ========    ========  ======== ========

  PRO FROMA FULL-YEAR EBITDA FOR DEBT COVENENT ANALYSIS             18,906     20,731         20,772      24,463    25,896   27,329

STAR GAS STAND ALONE DEPRECIATION CALCULATION



EXISTING DEPRECIATION                                              $11,638    $12,079        $12,079     $12,079   $12,079  $12,079
                                        1998 Normal    2,610
MAINTENANCE CAPEX:                         1998        2,625       $     0    $     0        $   175     $   175   $   175  $   175
              Annual Growth: 1.8%          1999        2,553                                      85         170       170      170
                                           2000        2,599                                                  87       173      173
                                           2001        2,646                                                            88      176
                                           2002        2,694                                                                     90



INTERNAL GROWTH CAPEX:                     1998            0             -          -              -           -         -        -
              Annual Growth: 0.0%          1999            0                                       -           -         -        -
                                           2000            0                                                   -         -        0
                                           2001            0                                                                      -
                                           2002            0
                                           2003            0
                                           2004            0
                                           2005            0


EXTERNAL GROWTH CAPEX:                     1998        9,000             -          -            600         600       600      600
              Annual Growth: 0.0%          1999        5,000                                     167         333       333      333
                                           2000       10,000                                                 333       667      667
                                           2001       10,000                                                           333      667
                                           2002       10,000                                                                    333
                                           2003       10,000
                                           2004       10,000
                                           2005       10,000

                                                                  --------   --------       --------    --------  -------- --------
  TOTAL DEPRECIATION                                               $11,638    $12,079        $12,218     $12,886   $13,411  $13,852
                                                                  ========   ========       ========    ========  ======== ========

                                                                         8 of 19

STAR GAS STAND ALONE DEBT SCHEDULE

(in thousands except per share and per unit data)

[CAPTION]

                                                             Actual    Normalized        Projected
                                                                                   ----------------------
                                                              1998        1998       1999         2000
                                                           ----------  ----------  ----------  ----------
8.04% 1st Mortgage Notes
   Beginning Balance                                          $85,000     $85,000     $85,000     $85,000
     Borrowing                                                      0           0           0           0
     Amortization                                                   0           0           0           0
                                                           ----------  ----------  ----------  ----------
   Ending Balance                                             $85,000     $85,000     $85,000     $85,000

   Interest Payment                              8.04%          6,834       6.834       6,834       6,834
   Make-Whole Payment                                               0           0           0           0

7.17% Pearl Notes
   Beginning Balance                                               $0          $0     $11,000     $11,000
     Borrowing                                                 11,000      11,000           0           0
     Amortization                                                   0           0           0           0
                                                           ----------  ----------  ----------  ----------
   Ending Balance                                             $11,000     $11,000     $11,000     $11,000

   Interest Payment                              7.17%            613         613         789         789
   % of year Pearl Notes Outstanding                             77.7%       77.7%          0           0

7.25% WC Revolver
   Beginning Balance                                              -           -        $4,770      $4,770
     Borrowing for Change in WC                                   -           -            (0)        -
     Borrowing/(Payment)                                        4.770       4,770           0           0
                                                           ----------  ----------  ----------  ----------
   Ending Balance                                               4,770       4,770       4,770       4,770

   Effective Avg WC Balance                                     6,621       3,034       3,062       3,062
   Interest Payment                              7.25%            480         220         222         222

7.25% Acquisition Facility
   Beginning Balance                                              -           -        $9,000     $11,837
     External Acquisitions                                      9,000       9,000      (2,572)      1,583
     External Acquisitions at Beginning of 1999                   -           -           -           -
     Internal Acquisitions                                        -           -           -           -
     Borrowing to Pay Full MQD                                    -           -         5,184       2,980
     Borrowings to Repay Existing Debt                            -           -           -           -
     Borrowings/(Payment)                                         -           -           225         450
     Remaining Distributions to Repay Debt                        -           -            (0)          0
                                                           ----------  ----------  ----------  ----------
   Ending Balance                                               9,000       9,000      11,837      16,849

   Interest Payment                              7.25%              0           0         755       1,040

TOTAL DEBT
   Beginning Balance                                          $85,000     $85,000    $109,770    $112,607
     Amortization of Mortgage Notes                               -           -           -           -
     Borrowing for Pearl Notes                                 11,000      11,000         -           -
     Borrowing for Changes in WC                                  -           -            (0)        -
     Borrowing to Pay Full MQD                                    -           -         5,184       2,980
     Acquisition Borrowing                                      9,000       9,000      (2,572)      1,583
     Borrowing to Repay Existing Debt                             -           -           -           -
     Remaining Distributions to Repay Debt                        -           -            (0)          0
     Borrowing/(Payment) in WC Revolver and Acq. Facility       4,770       4,770         225         450
                                                           ----------  ----------  ----------  ----------
   Ending Balance                                            $109,770    $109,770    $112,607    $117,619
                                                           ==========  ==========  ==========  ==========

INTEREST EXPENSE
   Interest Expense                                            $7,927      $7,667      $8,600      $8,885
   Bank Fee                                                       -           -           -           -
                                                           ----------  ----------  ----------  ----------
     Total Interest Payment                                    $7,927      $7,667      $8,600      $8,885
                                                           ==========  ==========  ==========  ==========


                                                                 Projected
                                                           ----------------------
                                                              2001        2002
                                                           ----------  ----------
8.04% 1st Mortgage Notes
   Beginning Balance                                          $85,000     $85,000
     Borrowing                                                      0           0
     Amortization                                                   0           0
                                                           ----------  ----------
   Ending Balance                                              85,000      85,000

   Interest Payment                              8.04%          6,834       6,834
   Make-Whole Payment                                               0           0

7.17% Pearl Notes
   Beginning Balance                                          $11,000     $11,000
     Borrowing                                                      0           0
     Amortization                                                   0           0
                                                           ----------  ----------
   Ending Balance                                              11,000      11,000

   Interest Payment                              7.17%            789         789
   % of year Pearl Notes Outstanding                                0           0

7.25% WC Revolver
   Beginning Balance                                           $4,770      $4,770
     Borrowing for Change in WC                                    (0)        -
     Borrowing/(Payment)                                            0           0
                                                           ----------  ----------
   Ending Balance                                               4,770       4,770

   Effective Avg WC Balance                                     3,062       3,062
   Interest Payment                              7.25%            222         222

7.25% Acquisition Facility
   Beginning Balance                                          $16,849     $23,480
     External Acquisitions                                      3,415       3,700
     External Acquisitions at Beginning of 1999                   -           -
     Internal Acquisitions                                        -           -
     Borrowing to Pay Full MQD                                  2,766       2,507
     Borrowings to Repay Existing Debt                            -           -
     Borrowings/(Payment)                                         450         450
     Remaining Distributions to Repay Debt                         (0)         (0)
                                                           ----------  ----------
   Ending Balance                                              23,480      30,137

   Interest Payment                              7.25%          1,462       1,944

Total Debt
   Beginning Balance                                         $117,619    $124,250
     Amortization of Mortgage Notes                               -           -
     Borrowing for Pearl Notes                                    -           -
     Borrowing for Changes in WC                                   (0)         -
     Borrowing to Pay Full MQD                                  2,766       2,507
     Acquisition Borrowing                                      3,415       3,700
     Borrowing to Repay Existing Debt                             -           -
     Remaining Distributions to Repay Debt                         (0)         (0)
     Borrowing/(Payment) in WC Revolver and Acq. Facility         450         450
                                                           ----------  ----------
   Ending Balance                                            $124,250    $130,907
                                                           ==========  ==========

Interest Expense
   Interest Expense                                            $9,307      $9,788
   Bank Fee                                                       -           -
                                                           ----------  ----------
     Total Interest Payment                                    $9,307      $9,788
                                                           ==========  ==========


                                                                         9 of 19

--------------------------------------------------------------------------------
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS

(in thousands except per share and per unit data)

                                                                Actual     Normalized                        Projected
                                                                                           -----------------------------------------
Assumes Revised Target Distributions Structure                   1998         1998            1999       2000       2001      2002
                                                              ----------  ------------     ---------  ---------  ---------  --------
Distributable Cash
------------------
Cash from Operations                                           $10,954      $13,039         $11,790    $14,839    $15,850   $16,802
   Maintenance CapEx                                            (2,625)      (2,610)         (2,553)    (2,599)    (2,646)   (2,694)
   Other                                                             0            0               0          0          0         0
                                                              --------      -------         -------    -------    -------   -------
Total MLP Distributable Cash Flow                                8,329       10,429           9,237     12,240     13,204    14,108

Distributable Cash Flow/Unit                                   $  1.30      $  1.63         $  1.41    $  1.77    $  1.82   $  1.87

Average Units for Calculating Annual Distributions
--------------------------------------------------
Common Units                                                     3,859        3,859           4,028      4,384      4,718     5,005
Subordinated Units                                               2,396        2,396           2,396      2,396      2,396     2,396
General Partner Interest Unit Equivalent                           128          128             131        138        145       151
                                                              --------      -------         -------    -------    -------   -------
Total Units Outstanding                                          6,383        6,383           6,555      6,918      7,259     7,552

Distribution Levels
-------------------
MQD                                                            $  2.20      $  2.20         $  2.20    $  2.20    $  2.20   $  2.20
First Target                                                   $  2.42      $  2.42         $  2.42    $  2.42    $  2.42   $  2.42
Second Target                                                  $  2.84      $  2.84         $  2.84    $  2.84    $  2.84   $  2.84
Third Target                                                   $  3.70      $  3.70         $  3.70    $  3.70    $  3.70   $  3.70

Indicated Cash Distribution                                    $  2.20      $  2.20         $  2.20    $  2.20    $  2.20   $  2.20

Distribution of MQD
-------------------
Cash Available                                                   8,329       10,429           9,237     12,240     13,204    14,108
Cash Borrowed to Pay Full MQD                                    5,713        3,613           5,184      2,980      2,766     2,507
Allocation to:
   Common Units                                                  8,490        8,490           8,861      9,644     10,379    11,011
   Subordinated Units                                            5,271        5,271           5,271      5,271      5,271     5,271
   General Partner Interest                                        281          281             288        304        319       332

First Target Distribution
-------------------------
Cash Available                                                       0            0               0          0          0         0

   Cash Required for Target Distribution                             0            0               0          0          0         0
   Cash Required for Indicated Distribution                          0            0               0          0          0         0
   Actual Cash Distributed                                           0            0               0          0          0         0
Allocation to:
   Common Units                                                      0            0               0          0          0         0
   Subordinated Units                                                0            0               0          0          0         0
   General Partner Interest                                          0            0               0          0          0         0

Second Target Distribution
--------------------------
Cash Available                                                       0            0               0          0          0         0

   Cash Required for Target Distribution                             0            0               0          0          0         0
   Cash Required for Indicated Distribution                          0            0               0          0          0         0
   Actual Cash Distributed                                           0            0               0          0          0         0
Allocation to:
   Common Units                                                      0            0               0          0          0         0
   Subordinated Units                                                0            0               0          0          0         0
   General Partner Interest                                          0            0               0          0          0         0
   Incentive Distribution                                            0            0               0          0          0         0

Third Target Distribution
-------------------------
Cash Available                                                       0            0               0          0          0         0

   Cash Required for Target Distribution                             0            0               0          0          0         0
   Cash Required for Indicated Distribution                          0            0               0          0          0         0
   Actual Cash Distributed                                           0            0               0          0          0         0
Allocation to:
   Common Units                                                      0            0               0          0          0         0
   Subordinated Units                                                0            0               0          0          0         0
   General Partner Interest                                          0            0               0          0          0         0
   Incentive Distribution                                            0            0               0          0          0         0

--------------------------------------------------------------------------------
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)

(in thousands except per share and per unit date)

                                       Actual      Normalized                       Project
                                                                   -----------------------------------------
                                        1998          1998            1999      2000       2001       2002
                                     ---------   ------------      ---------  --------  ---------  ---------
Remaining Distribution
----------------------
Cash Available                              0            0               0          0         0          0
Allocation to:
   Common Units                             0            0               0          0         0          0
   Subordinated Units                       0            0               0          0         0          0
   General Partner Interest                 0            0               0          0         0          0
   Incentive Distribution                   0            0               0          0         0          0
   Repay Indebtedness                      (0)           0               0         (0)        0          0

Total Distributions
-------------------
Common Units                            8,490        8,490           8,861      9,644    10,379     11,011
Subordinated Units                      5,271        5,271           5,271      5,271     5,271      5,271
General Partner Interest                  281          281             288        304       319        332
Incentive Distribution                      0            0               0          0         0          0
                                     --------     --------        --------   --------   -------   --------
   Total Distributions                $14,042      $14,042         $14,421    $15,220   $15,970    $16,614
                                     ========     ========        ========   ========   =======   ========

Total Distributions Per Unit
----------------------------
Common Unit                           $  2.20      $  2.20         $  2.20    $  2.20   $  2.20    $  2.20
Subordinated Unit                        2.20         2.20            2.20       2.20      2.20       2.20
GP Unit                                  2.20         2.20            2.20       2.20      2.20       2.20

                                                                        11 of 19

================================================================================
(in thousands except per share and per units data)


                                                                                                             PROJECTED
                                                                   ACTUAL      NORMALIZED  -----------------------------------------
                                                                    1998          1998       1999      2000     2001       2002
                                                                   ------      ----------  --------   ------   ------  ------------
PETRO EBITDA CALCULATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR 1     YEAR 2     YEAR 3    YEAR 4    YEAR 5
EBITDA GROWTH RATE
------------------------------------------------------------------------------------------------------------------------------------
                         Timing
     BASE  EBITDA:       ------
     Acquisitions:         End         1998        $0
                           Mid         1999    15,000
                           Mid         2000    30,000
                           Mid         2001    30,000
                           Mid         2002    30,000
                           Mid         2003    30,000
                           Mid         2004    30,000
                           Mid         2005    30,000
                                                                    -------    -------     -------    -------    -------   -------
     TOTAL EBITDA                                                   $34,929    $44,749     $43,475    $45,978    $48,375   $50,509
                                                                    =======    =======     =======    =======    =======   =======

     Pro Forma Full-Year EBITDA for Debt Covenent Analysis           34,929     44,749      45,011     49,049    $51,446    53,580

PETRO DEPRECIATION CALCULATION

Existing Depreciation                                               $28,946    $24,018     $24,018    $24,018    $24,018   $24,018

Maintenance CapEx:                     1998   $ 3,500                  -          -            233        233        233       233
         Annual Growth:    2.0%        1999     3,641                                          121        243        243       243
                                       2000     3,714                                                     124        248       248
                                       2001     3,788                                                                126       253
                                       2002     3,864                                                                          129
                                       2003     3,941
                                       2004     4,020
                                       2005     4,100

Internal Growth CapEx:                 1998   $     0                  -          -           -          -          -         -
         Annual Growth:    0.0%        1999         0                                         -          -          -         -
                                       2000         0                                                    -          -         -
                                       2001         0                                                               -         -
                                       2002         0                                                                         -
                                       2003         0
                                       2004         0
                                       2005         0

External Growth CapEx:                 1998   $     0               -          -                 0          0          0         0
         Annual Growth:   0.0%         1999    15,000                                          595      1,190      1,190     1,190
                                       2000    30,000                                                   1,190      2,381     2,381
                                       2001    30,000                                                              1,190     2,381
                                       2002    30,000                                                                        1,190
                                       2003    30,000
                                       2004    30,000
                                       2005    30,000
                                                                    -------    -------     -------    -------    -------   -------
   Total Depreciation:                                               28,946    24,018      24,968     26,999     29,630     32,266
                                                                    =======    =======     =======    =======    =======   =======

                                                                        12 of 19

________________________________________________________________________________
(in thousands except per share and per unit data)

STAR PRO FORMA INCOME STATEMENT

                                                ACTUAL     NORMALIZED                       PROJECTED
                                                                       ---------------------------------------------------
                                                 1998         1998         1999         2000         2001         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
Combined EBITDA                              $     53,835 $     65,480 $     63,890 $     69,727 $     73,557 $     77,124
  Consolidated Savings                                500          500          500          500          500          500
                                             ------------ ------------ ------------ ------------ ------------ ------------
Pro Forma EBITDA                                   54,335       65,980       64,390       70,227       74,057       77,624
  Depreciation and Amortization                    40,584       36,097       37,186       39,885       43,041       46,118
                                             ------------ ------------ ------------ ------------ ------------ ------------
EBIT                                               13,751       29,883       27,204       30,342       31,016       31,506
  Interest Expense                                (24,530)     (24,448)     (24,819)     (25,600)     (27,180)     (28,252)
  Interest Income                                     -            -            -            -            -            -
  Other Income                                        -            -            -            -            -            -

EBT                                               (10,779)       5,435        2,385        4,742        3,837        3,254
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Current Income Taxes                               (525)        (525)        (525)        (625)        (675)        (725)
  Deferred Income Taxes                               -            -            -            -            -            -
                                             ------------ ------------ ------------ ------------ ------------ ------------

Net Income Available to Common                   ($11,304)$      4,910 $      1,860 $      4,117 $      3,162 $      2,529
                                             ============ ============ ============ ============ ============ ============
Pro Forma Full-Year EBITDA for Debt
 Covenant Analysis                                 54,335       65,980       66,283       74,012       77,842       81,409


STAR PRO FORMA UNITS OUTSTANDING

Common Units                                                                                              -            -
  Beginning Balance                                             12,873       12,873       14,079       14,588       15,709
    Issuance                                                       -            -            -            -            -
    Issued to Meet Debt Covenant Ratio                             -          1,207          508        1,122        1,170
    Issued to E                                                    -            -            -            -            -
    Buyback                                                        -            -            -            -            -
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Ending Balance                                   12,873       12,873       14,079       14,588       15,709       16,879
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Average Common Units Outstanding                 12,873       12,873       13,476       14,333       15,148       16,294

Deferred Participation Units                                       -
  Beginning Balance                                   -            -            909          909          909          909
    DPUs Issued at Beginning of Year                  -            -            -            -            -            -
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Ending Balance                                      -            -            909          909          909          909

SR Subordinated Units
  Beginning Balance - Sr Sub Units                               2,491        2,491        2,491        2,491        2,491
    DPUs Issued                                                    -            -            -            -            -
    Sr Sub Issuance                                                -            -            -            -            -
    Sr. Sub to E                                                   -            -            -            -            -
    Sr Sub Converted to G.P. Interest                              -            -            -            -            -
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Ending Balance                                    2,491        2,491        2,491        2,491        2,491        2,491
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Average Sr Subordinated Units Outstanding         2,491        2,491        2,491        2,491        2,491        2,491

Subordinated Units
  Beginning Balance                                                431          431          431          431          431
    Issuance                                                       -            -            -            -            -
    Buyback                                                        -            -            -            -            -
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Ending Balance                                      431          431          431          431          431          431
                                             ------------ ------------ ------------ ------------ ------------ ------------
  Average Subordinated Units Outstanding              431          431          431          431          431          431

GP Implied Units
  Beginning Balance                                                322          322          322          322          322
    Issued in conjunction with DPUs                                -            -            -            -            -
    Issued to Meet Debt Covenant Ratio                             -            -            -            -            -
    Issued in conjunction with E Equity                            -            -            -            -            -
    Buyback                                                        -            -            -            -            -
                                             ------------ ------------ ------------ ------------ ------------ ------------
                                                      322          322          322          322          322          322
                                             ------------ ------------ ------------ ------------ ------------ ------------

  Average Implied GP Units Outstanding                322          322          322          322          322          322

Total Units Outstanding                            16,118       16,118       17,324       17,833       18,954       20,124
                                             ------------ ------------ ------------ ------------ ------------ ------------
Average Total Units Outstanding                    16,118       16,118       16,721       17,578       18,393       19,539
                                             ============ ============ ============ ============ ============ ============

Pro Forma Heating Oil Units used for DPU Issue
 Calculation                                                                 10,166       10,660       11,134       11,987

                                                                        13 of 19

================================================================================
(in thousands except per share and per unit data)

                                                                 Actual                         Projected
                                                                            -------------------------------------------------
STAR PRO FORMA BALANCE SHEET                                      1998         1999         2000         2001         2002
                                                               ----------   ----------   ----------   ----------   ----------
ASSETS:
    Cash                                                       $   14,882   $   14,882   $   14,882   $   14,882   $   14,882
    Other Current Assets                                           80,877       78,697       86,699       91,950       96,840
                                                               ----------   ----------   ----------   ----------   ----------
     Total Current Assets                                          95,759       93,579      101,581      106,832      111,722

    PP&E and Intangibles, Net                                     269,617      258,625      265,053      268,446      268,886
    Other Assets                                                   12,796       12,796       12,796       12,796       12,796
                                                               ----------   ----------   ----------   ----------   ----------
     Total Assets                                                 378,172      365,000      379,430      388,074      393,404
                                                               ==========   ==========   ==========   ==========   ==========

LIABILITIES:
    Current Liabilities                                            90,453       88,273       96,275      101,526      106,416
    8.25% Existing Credit Facility                                  4,770        4,770        4,770        4,770        4,770
    Total LT Debt                                                 275,635      267,232      296,048      311,368      325,636
    Other Liabilities                                              10,726       10,726       10,726       10,726       10,726
                                                               ----------   ----------   ----------   ----------   ----------
     Total Liabilities                                            381,584      371,001      407,819      428,390      447,548

Preferred Stock                                                         -            -            -            -            -
Common Shareholder's Equity                                        (3,412)      (6,001)     (28,389)     (40,316)     (54,144)
                                                               ----------   ----------   ----------   ----------   ----------
     Total Liabilities and Equity                              $  378,172   $  365,000   $  379,430   $  388,074   $  393,404
                                                               ==========   ==========   ==========   ==========   ==========
                                      Check                             -            -            -           (0)          (0)

STAR PRO FORMA CASH FLOW STATEMENT
Net Income                                                                  $    1,860   $    4,117   $    3,162   $    2,529
    Depreciation and Amortization                                               37,186       39,885       43,041       46,118
    Deferred Taxes                                                                   -            -            -            -
    Other Assets/Liab                                                                -            -            -            -
    Change in Non-Cash Working Capital                                               -            -            -            -
                                                                            ----------   ----------   ----------   ----------
Cash from Operations                                                            39,046       44,002       46,202       48,647

    Maintenance CapEx                                                           (6,194)      (6,313)      (6,434)      (6,558)
    Internal Growth CapEx                                                            -            -            -            -
    External Growth CapEx                                                      (20,000)     (40,000)     (40,000)     (40,000)
                                                                            ----------   ----------   ----------   ----------
Cash from Investments                                                          (26,194)     (46,313)     (46,434)     (46,558)

    Acquisition Borrowing                                                       20,000       40,000       40,000       40,000
    Remaining Distributions to Repay Debt                                       (1,857)           -            -            -
    Amortization of Existing Debt                                               (8,154)      (8,141)         (60)         (60)
    Borrowing to Repay Existing Debt                                             6,054        8,141           60           60
    Borrowing for Changes in WC                                                      -            -            -            -
    Change in Common Equity & GP Interest                                       26,546       11,184       24,680       25,732
    Repayment of Preferred Stock                                                     -            -            -            -
    Distributions                                                              (30,994)     (37,689)     (39,768)     (42,089)
                                                                            ----------   ----------   ----------   ----------
Cash from Financing                                                             11,594       13,495       24,912       23,643

Net Cash Flow                                                                   24,446       11,184       24,680       25,732
Initial Cash Balance                                                            14,882       14,882       14,882       14,882
                                                                            ----------   ----------   ----------   ----------
Cash Available for Paydown on WC Revolver and Acq. Facility                     39,328       26,066       39,562       40,614

Minimum Cash Balance                                                            14,882       14,882       14,882       14,882

Borrowing/(Paydown) on WC Revolver and Acq. Facility                           (24,446)     (11,184)     (24,680)     (25,732)
                                                                            ----------   ----------   ----------   ----------
Ending Cash Balance                                                             14,882       14,882       14,882       14,882

Net Change in Cash                                                          $        0   $        0   $        0   $        0
                                                                            ==========   ==========   ==========   ==========

                                                                        14 of 19

--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                            Actual     Normalized                     Projected
                                                                   ----------------------------------------------
STAR PRO FORMA DEBT SCHEDULE                  1998        1998        1999        2000        2001        2002
                                           ----------  ----------  ----------  ----------  ----------  ----------
8.04% 1st Mortgage Notes
   Beginning Balance                          $85,000     $85,000      85,000     $85,000     $85,000     $85,000
     Borrowing                                    -           -           -           -           -           -
     Amortization                                 -           -           -           -           -           -
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                              85,000      85,000      85,000      85,000      85,000      85,000

   Interest Payment           8.04%             6,834       6,834       6,834       6,834       6,834       6,834

7.17% Pearl Notes
   Beginning Balance                           11,000      11,000      11,000      11,000      11,000      11,000
     Borrowing                                    -           -           -           -           -           -
     Amortization                                 -           -           -           -           -           -
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                              11,000      11,000      11,000      11,000      11,000      11,000

   Interest Payment           7.17%               613         613         789         789         789         789
   % of year Pearl Notes Outstanding             77.7%       77.7%

10.13% Sub Notes & Sr Notes
   Beginning Balance                           50,000      50,000         -           -           -           -
     Borrowing                                    -           -           -           -           -           -
     Amortization                             (50,000)    (50,000)        -           -           -           -
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                                 -           -           -           -           -           -

   Interest Payment          10.13%               -           -           -           -           -           -

9.38% Sub Notes & Sr Notes
   Beginning Balance                           75,000      75,000         -           -           -           -
     Borrowing                                    -           -           -           -           -           -
     Amortization                             (75,000)    (75,000)        -           -           -           -
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                                 -           -           -           -           -           -

   Interest Payment           9.38%               -           -           -           -           -           -

12.25% Sub Notes & Sr Notes
   Beginning Balance                           81,250      81,250         -           -           -           -
     Borrowing                                    -           -           -           -           -           -
     Amortization                             (81,250)    (81,250)        -           -           -           -
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                                 -           -           -           -           -           -

   Interest Payment          12.25%               -           -           -           -           -           -

7.50% New Debt
   Beginning Balance                              -           -        90,000      96,054     104,195     104,255
     Borrowing                                 90,000      90,000       6,054       8,141          60          60
     Amortization                                 -           -           -           -           -           -
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                              90,000      90,000      96,054     104,195     104,255     104,315

   Interest Payment           7.50%             6,750       6,750       6,977       7,509       7,817       7,821

Exchange of 11.96% Senior Notes
   Beginning Balance                              -           -        60,000      60,000      60,000      60,000
     Borrowing                                 60,000      60,000         -           -           -           -
     Amortization                                 -           -           -           -           -           -
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                              60,000      60,000      60,000      60,000      60,000      60,000

   Interest Payment          10.90%             6,540       6,540       6,540       6,540       6,540       6,540

8.00% Acq. & Other Notes Pay
   Beginning Balance                           16,507      16,507      14,435       8,381         240         180
     Borrowing                                    -           -           -           -           -           -
     Amortization                              (2,072)     (2,072)     (6,054)     (8,141)        (60)        (60)
                                           ----------  ----------  ----------  ----------  ----------  ----------
   Ending balance                              14,435      14,435       8,381         240         180         120

   Interest Payment           8.00%             1,238       1,238         913         345          17          12


                                                                        15 of 19

====================================================================================================================================
(in thousands except per share and per unit data)

STAR PRO FORMA DEBT SCHEDULE (CONT'D)

                                                               ACTUAL    NORMALIZED                    PROJECTED
                                                                                     ----------------------------------------------
                                                               1998        1998        1999        2000        2001        2002
                                                             ----------  ----------  ----------  ----------  ----------  ----------
Exchange of 14.10% Senior Notes
  Beginning Balance                                                  -           -       6,200       4,100       4,100       4,100
    Borrowing                                                    6,200       6,200           -           -           -           -
    Amortization                                                     -           -      (2,100)          -           -           -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
  Ending Balance                                                 6,200       6,200       4,100       4,100       4,100       4,100
  Interest Payment                           14.10%                874         874         578         578         578         578

7.25% WC Revolver
  Beginning Balance                                                  -           -       4,770       4,770       4,770       4,770
    Borrowing for Change in WC                                       -           -           -           -           -           -
    Borrowing to Pay Full MQD                                        -           -           -           -           -           -
    Borrowing/(Payment)                                          4,770       4,770           -           -           -           -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
  Ending Balance                                                 4,770       4,770       4,770       4,770       4,770       4,770

  Effective Avg WC Balance                                      10,179       9,044      11,338      11,338      11,338      11,338
  Interest Payment                            7.25%                738         656         822         822         822         822



7.25% Acquisition Facility
  Beginning Balance                                                  -           -       9,000       2,697      31,513      46,833
    External Acquisitions                                        9,000       9,000      20,000      40,000      40,000      40,000
    External Acquisitions at Beginning of 1999                       -           -           -           -           -           -
    Internal Growth CapEx                                            -           -           -           -           -           -
    Payment                                                          -           -     (24,446)    (11,184)    (24,680)    (25,732)
    Remaining Distributions to Repay Debt                            -           -      (1,857)          -           -           -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
  Ending Balance                                                 9,000       9,000       2,697      31,513      46,833      61,101

  Interest Payment                            7.25%          $       0   $       0    $    424    $  1,240    $  2,840    $  3,913


TOTAL PRO FROMA DEBT
  Beginning Balance                                          $ 318,757   $ 318,757    $280,405    $272,002    $300,818    $316,138
    Amortization of Existing Debt                             (208,322)   (208,322)     (8,154)     (8,141)        (60)        (60)
    Exchange of Notes                                           66,200      66,200           -           -           -           -
    Borrowing for Changes in WC                                      -           -           -           -           -           -
    Acquisition Borrowing                                        9,000       9,000      20,000      40,000      40,000      40,000
    Borrowing to Pay Full MQD                                        -           -           -           -           -           -
    Borrowing to Repay Existing Debt                            90,000      90,000       6,054       8,141          60          60
    Remaining Distributions to Repay Debt                            -           -      (1,857)          -           -           -
    Borrowing/(Payment) on WC Revolver and Acq. Facility         4,770       4,770     (24,446)    (11,184)    (24,680)    (25,732)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
  Ending Balance                                               280,405     280,405     272,002     300,818     316,138     330,406


PREFERRED STOCK
  Beginning Balance                                             34,167      34,167           -           -           -           -
    Repayment                                                  (34,167)    (34,167)          -           -           -           -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
  Ending Balance                                                     -           -           -           -           -           -

  Dividend Payment                           14.33%                  -           -           -           -           -           -


  Interest Expense/Dividends                                    23,587      23,505      23,876      24,657      26,237      27,309
  Chase Fees                                                       943         943         943         943         943         943
                                                             ----------  ----------  ----------  ----------  ----------  ----------
    Total Interest Payment/Dividends                         $  24,530   $  24,448    $ 24,819    $ 25,600    $ 27,180    $ 28,252
                                                             ==========  ==========  ==========  ==========  ==========  ==========

                                                                                                                       16 of 19

================================================================================================================================
(In Thousands Except Per Share And Per Unit Data)

STAR PRO FORMA DISTRIBUTION SCHEDULE OF ACTUAL DISTRIBUTIONS

                                                            Actual    Normalized                  Projected
                                                                                    ----------------------------------------
                                                             1998        1998         1999      2000       2001       2002
                                                           --------   ----------    --------  --------   --------   --------
Distributable Cash
------------------
Cash from Operations (excl chg in WC)                        29,280       41,007     $39,046   $44,002    $46,202    $48,647
   Maintenance CapEx                                         (6,125)      (6,125)     (6,194)   (6,313)    (6,434)    (6,558)
   Other                                                          -            -           -         -          -          -
                                                           --------   ----------    --------  --------   --------   --------
Total MLP Distributable Cash Flow                            23,155       34,882      32,852    37,689     39,768     42,089

Distributable Cash Flow / Unit                             $   1.44    $    2.16    $   1.96  $   2.14    $  2.16   $   2.15
Distributable Cash Flow / Unit Pro Forma for DPU
 Conversion

Average Units for Calculating Annual Distributions
--------------------------------------------------
Common Units                                                 12,873       12,873      13,476    14,333     15,148     16,294
SR Subordinated Units                                         2,491        2,491       2,491     2,491      2,491      2,491
Subordinated Units                                              431          431         431       431        431        431
General Partner Interest Unit Equivalent                        322          322         322       322        322        322
                                                           --------   ----------    --------  --------   --------   --------
Total Units Outstanding                                      16,118       16,118      16,721    17,578     18,393     19,539

Distribution Levels                                        $   2.30   $     2.30    $   2.30  $   2.30   $   2.30   $   2.30
-------------------
MQD                                                        $   2.30   $     2.30    $   2.30  $   2.30   $   2.30   $   2.30
First Target                                               $   2.42   $     2.42    $   2.42  $   2.42   $   2.42   $   2.42
Second Target                                              $   2.84   $     2.84    $   2.84  $   2.84   $   2.84   $   2.84
Third Target                                               $   3.70   $     3.70    $   3.70  $   3.70   $   3.70   $   3.70

Indicated Cash Distribution                                $   2.30   $     2.30    $   2.30  $   2.30   $   2.30   $   2.30

Distribution of MQD
-------------------
Cash Available                                               23,155       34,882      32,852    37,689     39,768     42,089
Allocation to:
   Common Units                                              23,155       29,607      30,994    32,967     34,841     37,477
   SR Subordinated Units                                          0        5,276           0     4,722      4,927      4,613
   Subordinated Units                                             0            0           0         0          0          0
   General Partner Interest                                       0            0           0         0          0          0

First Target Distribution
-------------------------
Cash Available                                                    0            0       1,857         0          0          0
   Cash Required for Target Distribution                          0            0       2,008         0          0          0
   Cash Required for Indicated Distribution                       0            0           0         0          0          0
   Actual Cash Distributed                                        0            0           0         0          0          0
Allocation to:
   Common Units                                                   0            0           0         0          0          0
   SR Subordinated Units                                          0            0           0         0          0          0
   Subordinated Units                                             0            0           0         0          0          0
   General Partner Interest                                       0            0           0         0          0          0

Total Distributors to:
          Common Units                                            0            0           0         0          0          0
          Sr. Subordinated Units                                  0            0           0         0          0          0
          Subordinated Units                                      0            0           0         0          0          0
          General Partner Interest                                0            0           0         0          0          0

                                                                        17 of 19

================================================================================================================================
(in thousands except per share and per unit data)

STAR PRO FORMA SCHEDULE OF ACTUAL
 DISTRIBUTIONS (CONT'D)

                                                            Actual    Normalized                  Projected
                                                                                    ----------------------------------------
                                                             1998        1998         1999      2000       2001       2002
                                                           --------   ----------    --------  --------   --------   --------
Second Target Distribution
--------------------------
Cash Available                                                    0            0           0         0          0          0
   Cash Required for Target Distribution                          0            0           0         0          0          0
   Cash Required for Indicated Distribution                       0            0           0         0          0          0
   Actual Cash Distributed                                        0            0           0         0          0          0

Allocation to:
   Common Units                                                   0            0           0         0          0          0
   Sr. Subordinated Units                                         0            0           0         0          0          0
   Subordinated Units                                             0            0           0         0          0          0
   General Partner Interest                                       0            0           0         0          0          0
   Incentive Right                                                0            0           0         0          0          0
        Incentive Right to GP Interest                            0            0           0         0          0          0
        Incentive Right to Sub Units                              0            0           0         0          0          0
        Incentive Right to Sr. Sub Units                          0            0           0         0          0          0

   Total Distributions to:
        Common Units                                              0            0           0         0          0          0
        Sr. Subordinated Units                                    0            0           0         0          0          0
        Subordinated Units                                        0            0           0         0          0          0
        General Partner Interest                                  0            0           0         0          0          0

Third Target Distribution
-------------------------
Cash Available:

   Cash Required for Target Distribution                          0            0           0         0          0          0
   Cash Required for Indicated Distribution                       0            0           0         0          0          0
   Actual Cash Distributed                                        0            0           0         0          0          0

Allocation to:
   Common Units
   Sr. Subordinated Units                                         0            0           0         0          0          0
   Subordinated Units                                             0            0           0         0          0          0
   General Partner Interest                                       0            0           0         0          0          0
   Incentive Right                                                0            0           0         0          0          0
        Incentive Right to GP Interest                            0            0           0         0          0          0
        Incentive Right to Sub Units                              0            0           0         0          0          0
        Incentive Right to Sr. Sub Units                          0            0           0         0          0          0

Total Distributions to:
   Common Units                                                   0            0           0         0          0          0
   Sr. Subordinated Units                                         0            0           0         0          0          0
   Subordinated Units                                             0            0           0         0          0          0
   General Partner Interest                                       0            0           0         0          0          0

Remaining Distribution
----------------------
Cash Available                                                    0            0           0         0          0          0

   Cash Required for Indicated Distribution                       0            0           0         0          0          0
   Actual Cash Distributed                                        0            0           0         0          0          0

Allocation to:
   Common Units                                                   0            0           0         0          0          0
   Sr. Subordinated Units                                         0            0           0         0          0          0
   Subordinated Units                                             0            0           0         0          0          0
   General Partner Interest                                       0            0           0         0          0          0
   Incentive Right
        Incentive Right to GP Interest                            0            0           0         0          0          0
        Incentive Right to Sub Units                              0            0           0         0          0          0
        Incentive Right to Sr. Sub Units                          0            0           0         0          0          0
   Repay Indebtedness                                             0            0       1,857         0          0          0

   Total Distributions to:
        Common Units                                              0            0           0         0          0          0
        Sr. Subordinated Units                                    0            0           0         0          0          0
        Subordinated Units                                        0            0           0         0          0          0
        General Partner Interest                                  0            0           0         0          0          0

                                                                        18 of 19

================================================================================
STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTION (CONT'D)

(in thousands except per share and per unit data)


                                            ACTUAL           NORMALIZED                             PROJECTED
                                                                          ----------------------------------------------------------
                                             1998               1998           1999            2000           2001           2002
                                          ----------       ------------   -------------    -----------    -----------    -----------
Total Distributions
-------------------
Common Units                               $ 23,155           $ 29,607     $ 30,994         $ 32,967       $  34,841      $  37,477
Sr. Subordinated Units                            0              5,276            0            4,722           4,927          4,613
Subordinated Units                                0                  0            0                0               0              0
General Partner Interest                          0                  0            0                0               0              0
                                         ----------         ----------   ----------       ----------      ----------     ----------
     Total Distributions                   $ 23,155           $ 34,882     $ 30,994         $ 37,689       $  39,768      $  42,089
                                         ==========         ==========   ==========       ==========      ==========     ==========

                                             14,042             14,042       14,421           15,220          15,970         16,614

Total Distributions Per Unit
----------------------------
Common Units                               $   1.80           $   2.30     $   2.30         $   2.30       $    2.30      $    2.30
Sr. Subordinated Units                         0.00               2.12         0.00             1.90            1.98           1.85
Subordinated  & GP Units                       0.00               0.00         0.00             0.00            0.00           0.00

                                                                        19 of 19